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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 26, 2000


                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)






New York                          1-892                        34-0252680
(State or Other                (Commission                   (IRS Employer
Jurisdiction of                File Number)                 Identification No.)
 Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000






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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired.

            None.

      (b)   Pro Forma Financial Information

            None.

      (c)   Exhibits

            Exhibit 99.1 The B.F.Goodrich Company Press Release dated October 26, 2000 titled "BFGoodrich reports higher third-quarter results, including an 11% increase in EPS".

ITEM 9.  REGULATION FD DISCLOSURE

         On October 26, 2000, The B.F.Goodrich Company issued a press release announcing its earnings for the three-months and nine-months periods ended September 30, 2000. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE B.F.GOODRICH COMPANY
                                       (Registrant)


Date:  October 26, 2000                By:   /s/ Robert D. Koney, Jr.
                                             ----------------------------------
                                             Robert D. Koney, Jr.
                                             Vice President and Controller












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